                                   FORM N-1A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / /

   Pre-Effective Amendment No.              / /
   Post-Effective Amendment No. 14              /X/


                                    and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /

   Amendment No. 15                  /X/


                       (Check appropriate box or boxes.)

               THE TIMOTHY PLAN FILE NOS: 33-73248 and 811-08228
                            --------------------
               (Exact name of Registrant as Specified in Charter)

                           1304 West Fairbanks Avenue
                             Winter Park, FL  32789
                               -----------------
                    (Address of Principal Executive Office)

              Registrant's Telephone Number, including Area Code:
                                  407-644-1986
                                   ---------

                   Arthur D. Ally, 1304 West Fairbanks Avenue
                             Winter Park, FL  32789
                                  407-644-1986
                       -----------------------------
                    (Name and Address of Agent for Service)

                                 With copy to:
            Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
                    3500 Carew Tower, Cincinnati, Ohio 45202
                                  ------------
Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):

/X/     immediately upon filing pursuant to paragraph (b)
/ /     on (date) pursuant to paragraph (b)
/ /     60 days after filing pursuant to paragraph (a)(1)
/ /     on (date) pursuant to paragraph (a)(1)
/ /     75 days after filing pursuant to paragraph (a)(2)
/ /     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/  /     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               THE TIMOTHY PLAN

                                 (the "Trust")
                                   PROSPECTUS
                                  May 1, 2001

   This Prospectus offers the following Portfolio (the "Fund") of the Trust:

The Timothy Plan Small-Cap Variable Series

The Fund is intended to be a funding vehicle for Variable Annuity Contracts ("VA Contracts") offered through separate accounts of the Annuity Investors Life Insurance Company (the "Insurance Company"). The Trust has filed an Application For Exemptive Order under the Investment Company Act of 1940, as amended, to allow all the Fund to be offered through the separate accounts of the Insurance Company, as well as through the separate accounts of additional insurance companies. If and when the Trust's Application is approved, the Trust intends to enter into Participation Agreements with additional insurance companies to offer the Fund. You will be informed of any such change.

The Timothy Plan was established to provide an investment alternative for people who want to invest according to certain ethical standards. The Funds established by the Trust invest in a different market segment, and each Fund has its own investment objectives. However, all the Funds have one thing in common. They do not invest in any company that is involved in the business of alcohol production, tobacco production or casino gambling, or which are involved, either directly or indirectly, in pornography or abortion.

             The Fund is distributed through Timothy Partners, Ltd.
            1304 West Fairbanks Avenue, Winter Park, Florida  32789.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a crime.

                               TABLE OF CONTENTS

Risk/Return Summary
         The Timothy Plan Small-Cap Value Fund

Purchases and Redemptions of Shares

Dividends and Distributions

The Investment Adviser & Investment Manager
         Investment Adviser
         Investment Manager

Principal Underwriter

General Information

Financial Highlights

Privacy Policy

For More Information

                              RISK/RETURN SUMMARY

-------------------------------------------------------------------------------
The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, as a matter of fundamental policy, none of the Funds established by the Trust invests in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in pornography or abortion. Such companies are referred to throughout this Prospectus as "Excluded Securities". Excluded Securities will not be purchased by any of our Funds. Timothy Partners Ltd. ("TPL") is the investment adviser to the Fund, and is responsible for determining those companies that are Excluded Securities.

Because none of our Funds will invest in Excluded Securities, the pool of securities from which each Fund may choose may be limited to a certain degree. Although TPL believes that each Fund can achieve its investment objective within the parameters of ethical investing, eliminating Excluded Securities as investments may have an adverse effect on a Fund's performance. However, "Total Return" is more than just numbers. It is also investing in a way that supports and reflects your beliefs and ideals. Each of our Funds strives to maximize both kinds of total return.
------------------------------------------------------------------------------

The Timothy Plan Small-Cap Variable Series

-----------------------------------------------------------------------------------------------------------
Investment Objective     Long-term capital growth, with a secondary objective of current income.
-----------------------------------------------------------------------------------------------------------

Primary Investment      The Fund seeks to achieve its objectives by primarily investing in US
 Strategies             small-cap stocks and American Depositary Receipts ("ADRs").  Small-Cap stocks is a reference to the common stock of smaller companies-
                        companies whose total market capitalization is greater than $200 Million and less than $1 Billion.  ADRs are certificates issued by United States banks to evidence an ownership interest in an underlying non-United
                        States company's stock.  ADRs generally trade on United States Stock
                        Exchanges in the same way that American common stock trades.

                        Small cap stocks, although more susceptible to price movements, also enjoy growth potential that is often not available for larger companies.
                        As a result, prudent investing in smaller companies can result in greater capital growth than investing in larger companies.
-----------------------------------------------------------------------------------------------------------

Primary Risks           1.  General Risk- Like with most other mutual funds, you can lose money
                            ------------
                            by investing in the Fund.  Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

                        2.  Stock Market Risk- The Fund is an equity fund, so it is subject to
                            -----------------
                            the risks inherent in the stock market in general.  The stock market is cyclical, with prices generally rising and falling over periods of time.
                            Some of these price cycles can be pronounced and last for a long time.

                        3.  Small-Cap Stock Risk- The Fund invests in smaller companies.  Smaller
                            --------------------
                            companies are particularly susceptible to price swings, because, due to their size, they often do not have the resources available to them that are available to larger companies.

                        4.  Excluded Security Risk- Because the Fund does not invest in Excluded
                            ----------------------
                            Securities, the Fund may be riskier than other funds that invest in a broader array of securities.
-----------------------------------------------------------------------------------------------------------


Who Should Buy              The Fund is appropriate for investors who understand the risks of
This Fund                   investing in the stock market and who are willing to accept moderate amounts of volatility and risk.
-----------------------------------------------------------------------------------------------------------

Past Performance

The bar chart and table below show the returns and risks of investing in the Fund by showing changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance to the performance of the Russell 2000 Index** during each period. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns for calendar years ending on 12/31
-------------------------------------------------------------


                                    [GRAPH]

                                1998*     3.80%
                                1999     19.38%
                                2000      8.16%

Best Quarter:        2/nd/ Qtr  1999           22.32%
Worst Quarter:       1/st/ Qtr  1999          (9.34)%

Average Annual Total Returns (for Periods ending on December 31, 2000)
------------------------------------------------------------------------

                    Fund      Russell 2000 Index**
                    ----      --------------------

One Year            8.16%     (3.02)%
Since Inception*   11.44%      2.97%


*  From May 22, 1998 (commencement of operations).
---------------------------------------------------------------------------
** The Russell 2000 Index is a widely recognized, unmanaged index of 2000 small-capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

Additional Investment Information
---------------------------------
The Fund may, for temporary defensive purposes, invest up to 100% of its assets in obligations of the United States government, its agencies and instrumentalities, commercial paper, and certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and Redemptions of Shares in the Fund may be made only by the Insurance Company for its separate accounts at the direction of VA Account owners. Please refer to the Prospectus of your VA Contract for information on how to direct investments in or redemptions from the Fund and any fees that may apply. Generally, the Insurance Company places orders for shares based on payments and withdrawal requests received from VA Contract owners during the day and places an order to purchase or redeem the net number of shares by the following morning. Orders are usually executed at the net asset value per share determined at the end of the business day that a payment or withdrawal request is received by the Insurance Company. There are no sales or redemption charges. However, certain sales or deferred sales charges and other charges may apply to your VA Contract. Those charges are disclosed in the separate account offering prospectus. The Trust reserves the right to suspend the offering of the Fund's shares, or to reject any purchase order.

Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of trading hours on the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

Redemption proceeds will normally be wired to the Insurance Company on the next business day after receipt of the redemption instructions by the Fund, but in no event later than 7 days following receipt of instructions. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Securities and Exchange Commission.

Other Purchase Information
--------------------------

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments in cash, the Fund may pay the redemption price, in whole or in part by distribution in-kind of readily marketable securities, from the Fund, within certain limits prescribed by the Securities and Exchange Commission. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in-kind, the redeeming shareholder will incur brokerage costs in converting the assets to cash.

For economy and convenience, share certificates will not be issued.

The public offering price for the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.

Fund securities listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter markets, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market values as determined by the Fund's investment manager, in conformity with guidelines adopted by and subject to the review of the Board of Trustees. Money market securities with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than 60 days remaining to its maturity, it will be valued at amortized cost when it reaches 60 days to maturity unless the Trustees determine that such a valuation will not fairly represent its fair market value.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for the security. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Under current tax law, dividends or capital gains distributions from the Fund are not currently taxable when left to accumulate within a VA Contract. Depending on the VA Contract, withdrawals from the Contract may be subject to ordinary income tax, and an additional penalty of 10% on withdrawals before age 59 1/2.

                  THE INVESTMENT ADVISER & INVESTMENT MANAGER
                  -------------------------------------------

Investment Adviser

Timothy Partners Ltd., (" TPL"), 1304 West Fairbanks Avenue, Winter Park, Florida, 32789, is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission as an investment adviser. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the investment manager. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its sole discretion. TPL has been the Adviser to the Fund since its inception.

Covenant Funds, Inc., a Florida corporation ("CFI"), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 70% shareholder of CFI. Mr. Ally has over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an investment manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

For its services, TPL is paid an annual fee equal to 1.00% of the average daily net assets of the Fund. A portion of the advisory fees are paid by TPL to: (1) the investment manager for assisting in the selection of portfolio securities for the Fund, and (2) Unified Fund Services, Inc. ("Unified") for expenses related to the daily operations of the Trust performed by Unified. These fees also cover the expenses of postage, materials, fulfillment of shareholder requests, and a variety of other administrative and marketing expenses.

Investment Manager

Awad Asset Management, Inc. ("Awad"), a division of Raymond James & Associates, Inc., is the investment manager for the Fund. Awad has offices at 477 Madison Avenue, New York, New York 10022, and is a joint enterprise between James D. Awad, a thirty-year veteran of the investment management business, and Raymond James Financial, a diversified financial services firm traded on the New York Stock Exchange. Awad selects the investments for the Fund's portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

James D. Awad, Dan Veru and Carol Egan make up the team responsible for managing the day-to-day investments for the Fund. James Awad is the Senior Investment Officer of the investment manager. Prior to forming Awad, Mr. Awad was founder and president of BMI

Capital. He also managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has been involved either full or part-time in the investment business since 1965.

For its services as investment manager to the Fund, Awad is paid an annual fee by TPL equal to 0.25% of average daily net assets of the Fund.

In addition to serving as investment manager to the Fund since inception, Awad has served as investment manager to the Timothy Plan Small-Cap Value Fund since January 1, 1997. It also serves as investment co-adviser to two other investment companies: Heritage Small-Cap Stock Fund and Calvert New Vision Small Cap Fund. As of December 31, 2000, Awad & Associates managed in excess of $675 million in assets.

In choosing the securities in which to invest, the Awad uses extensive fundamental analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

                             PRINCIPAL UNDERWRITER

Timothy Partners Ltd. ("TPL") acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the registration of the Fund's shares under state securities laws and to assist in the sale of Fund shares. TPL also acts as Investment Adviser to the Trust. TPL is not compensated for providing underwriting services to the Trust.

                              GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the Fund may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

                             FINANCIAL HIGHLIGHTS

The financial highlights table set forth below is intended to help you understand the Fund's financial performance since its inception on May 22, 1998. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available without charge upon request.

-------------------------------------------------------------------------------------------------
                                               Year               Year              Period
Per Share Operating Performance                Ended              Ended             Ended
                                               12/31/00           12/31/99          12/31/98 (a)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $   12.37          $   10.38             $10.00
-------------------------------------------------------------------------------------------------
Income from Investment Operations
    Net Investment Income (Loss)                       0.07              (0.06)              0.08
    Net Realized & Unrealized Gain on                  0.94               2.07               0.30
       Investments
-------------------------------------------------------------------------------------------------
Total from Investment Operations                       1.01               2.01               0.38
                                                  ---------          ---------             ------
-------------------------------------------------------------------------------------------------
Less Distributions:
    Dividends from Net Investment                     (0.08)             (0.02)              0.00
       Income
    Dividends from Realized Gains                     (1.01)             (0.00)              0.00
                                                  ---------          ---------             ------
    Total Distributions                               (1.09)             (0.02)              0.00
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $   12.29          $   12.37             $10.38
-------------------------------------------------------------------------------------------------
Total Return (b)                                       8.16%             19.38%              3.80%
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Net Assets, End of Period (in 000s)           $   3,326          $   1,137             $  301
-------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
   Assets:
   Before Reimbursement of Expenses
      by Adviser                                       1.83%              2.60%              2.88%(c)
   After Reimbursement of Expenses
      by Adviser                                       1.20%              1.18%              1.20%(c)
-------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets:
    Before Reimbursement of Expenses
      by Adviser                                       0.11%            (1.47)%              0.98%(c)
    After Reimbursement of Expenses
      by Adviser                                       0.74%            (0.05)%              2.66%(c)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               85.82%             65.60%              3.00%
-------------------------------------------------------------------------------------------------

(a)  For the Period May 22, 1998 (Commencement of Operations) to December 31,
     1998.
(b)  Total Return Calculation Does Not Reflect Sales Load.
(c)  Annualized.

                                PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

 . Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

 .  Information about your transactions with the Fund, its affiliates, or others
   (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

 Categories of Information the Fund Discloses. The Fund does not disclose any
 ----------------------------------------------------------------------------
  nonpublic personal information about its current or former shareholders to
  --------------------------------------------------------------------------
unaffiliated third parties, except as required or permitted by law. The Fund is
-------------------------------------------------------------------------------
 permitted by law to disclose all of the information it collects, as described
 -----------------------------------------------------------------------------
above, to its service providers (such as the Fund's custodian, administrator and
--------------------------------------------------------------------------------
transfer agent) to process your transactions and otherwise provide services to
------------------------------------------------------------------------------
                                     you.
                                     ----

Confidentiality and Security. The Fund restricts access to your nonpublic
-------------------------------------------------------------------------
personal information to those persons who require such information to provide
-----------------------------------------------------------------------------
products or services to you. The Fund maintains physical, electronic, and
-------------------------------------------------------------------------
procedural safeguards that comply with federal standards to guard your nonpublic
-------------------------------------------------------------------------------
personal information.
---------------------

                             FOR MORE INFORMATION

Additional information about the Trust is available in the Trust's annual report and semi-annual report to shareholders in which you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last year of operations.

Statement of Additional                    By Mail:
Information (SAI)

                                           The Timothy Plan.
The SAI on file with the                   c/o Unified Fund Services, Inc.
Securities and Exchange Commission               431 North Pennsylvania Street
("SEC") and incorporated by reference            Indianapolis, Indiana 46204
into this prospectus contains detailed           By Phone: 1-800-626-0201
information on Fund policies and
operations.                                On the Internet:
                                           www.timothyplan.com
To request a free copy of the SAI,
                     or the Trust's latest annual or semi-
                     --------------------------------------
                   annual reports, please contact the Trust.
                   -----------------------------------------
                    Or you may view these documents at, or
                    --------------------------------------
                     obtain these documents from, the SEC:
                     -------------------------------------

In Person: at the SEC's Public Reference
Room in Washington, D.C. Call the SEC
at 1-202-942-8090 for room hours
and operation.

By Mail: Public Reference Section,
Securities and Exchange Commission,
Washington, D. C. 20549-0102
(duplicating fee required)

On the Internet: www.sec.gov or by
electronic request at the following e-mail address: publicinfo@sec.gov (duplicating fee required for the latter)

PART B: STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------


The Statement of Additional Information for the Aggressive Growth Fund, Large/Mid-Cap Growth Fund, Small-Cap Value Fund, Large/Mid-Cap Value Fund Fixed Income Fund, Money Market Fund and the Small-Cap Variable Series, which was filed with Registrant's Post-Effective Amendment No. 13 on May 1, 2001, is hereby incorporated by reference.


PART C: OTHER INFORMATION

Item 23. Exhibits

(a) Articles Of Incorporation. Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.

(b) By-laws. Registrant's By-laws, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, are hereby incorporated by reference.

(c) Instruments Defining Rights Of Security Holders. None (other than in the Declaration of Trust and By-laws of the Registrant).

(d)  Investment Advisory Contracts.

     (i) Registrant's Form of Amendment to the Investment Advisory Agreement dated May 1, 1999 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

     (ii) Registrant's Form of Amendment to the Investment Advisory Agreement dated May 1, 1998 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant's Post-Effective No. 8, is hereby incorporated by reference.

     (iii) Registrant's Amendment dated March 12, 1997 to the Investment Advisory Agreement dated January 19, 1994 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant's Post-Effective No. 6, is hereby incorporated by reference.

     (iv) Registrant's Amendment dated August 28, 1995 to the Investment Advisory Agreement dated January 19, 1994 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.

     (v) Registrant's Investment Advisory Agreement dated January 19, 1994 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.


     (vi) Registrant's Investment Advisory Agreement dated April 27, 2001 with Timothy Partners, Ltd. on behalf of the Strategic Growth Portfolio Variable Series, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on May 1, 2001, is hereby incorporated by reference.

     (vii) Registrant's Investment Advisory Agreement dated April 27, 2001 with Timothy Partners, Ltd. on behalf of the Conservative Growth Portfolio Variable Series, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on May 1, 2001, is hereby incorporated by reference.


     (viii) Registrant's Sub-Advisory Agreement dated May 1, 1999 with Timothy Partners, Ltd. and Carr & Associates, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.


     (ix) Registrant's Sub-Advisory Agreement dated May 1, 1999 with Timothy Partners, Ltd. and Fox Asset Management, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.


     (x) Registrant's Form of Amendment to Sub-Investment Advisory Agreement dated May 1, 1998 with Timothy Partners, Ltd. and Awad & Associates, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

     (xi) Registrant's Sub-Advisory Agreement dated January 1, 1997 with Timothy Partners, Ltd. and Awad & Associates, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.


     (xii) Registrant's Sub-Advisory Agreement dated October 1, 2000 with Timothy Partners, Ltd. and Provident Investment Counselors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on August 17, 2000, is hereby incorporated by reference.



     (xiii) Registrant's Sub-Advisory Agreement dated October 1, 2000 with Timothy Partners, Ltd. and Rittenhouse Financial Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on August 17, 2001, is hereby incorporated by reference.


(e) Distribution Agreements. Registrant's Underwriting Agreement dated July 1, 1997 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant's Post-Effective No. 6, is hereby incorporated by reference.

(f)  Bonus Or Profit Sharing Contracts. None.

(g) Custodian Agreements. Registrant's Custodian Agreement with Firstar Bank, N.A. - to be supplied.

(h)  Other Material Contracts.

     (i) Registrant's Amendment dated May 1, 1996 to Registrant's Administrative Agreement dated January 19, 1994 with Covenant Financial Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.

   (ii) Registrant's Administrative Agreement dated January 19, 1994 with Covenant Financial Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.

   (iii) Registrant's Form of Participation Agreement dated May 1, 1998 on behalf of The Timothy Plan Variable Series with Annuity Investors Life Insurance Company and Timothy Partners, Ltd., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

   (iv) Registrant's Mutual Fund Services Agreement with Unified Financial Services, Inc., which was filed as an Exhibit to Registrant's Post Effective Amendment No. 10, is hereby incorporated by reference.

(i)  Legal Opinion.


     (a) Opinion and consent of David Jones & Assoc., P.C., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on May 1, 2001, is hereby incorporated by reference.



     (b)  Consent of David Jones & Assoc., P.C. is filed herewith.


(j)  Other Opinions.

     (a)  Consent of Tait, Weller & Baker is filed herewith.

(k)  Omitted Financial Statements.  None.

(l) Initial Capital Agreements. Investment letters between the Registrant and Phillis B. Crosby, Michael J. Demaray, Thomas J. Snyder, William R. Cadle, Bernice I. Cradle, Mary A. Gibson, Delbert E. Rich, Gwynn M. Reel, Charles E. Davis, Gregory Tighe and Frank Salerno, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, are hereby incorporated by reference.

(m)  Rule 12b-1 Plans.

     (i) Registrant's Plan of Distribution for Class A Shares, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

     (ii) Registrant's Plan of Distribution for Class B Shares, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

     (iii) Registrant's Plan of Distribution for Class C Shares, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(n) Rule 18f-3 Plan. Registrant's Multiple Class Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

(o)  Reserved.


(p) Codes Of Ethics. Code of Ethics for the Timothy Plan and Timothy Partners Limited, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on August 17, 2001, is hereby incorporated by reference.



(q) Powers of Attorney. Power of Attorney for Registrant (and Certificate with respect thereto) and the officers and Trustees of the Registrant, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on May 1, 2001, are hereby incorporated by reference.


Item 24.  Persons Controlled By Or Under Common Control With Registrant

None.

Item 25.  Indemnification


Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or Trustee of the Trust shall have any liability to the Trust or its shareholders for damages, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of

Trust or the By-Laws.



The Delaware Business Trust Act, section 3817, permits a business trust to indemnify any trustee, beneficial owner, or other person from and against any claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the agreement and declaration of trust.



The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every officer and Trustee of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a officer or Trustee of the Trust; provided that nothing contained in the Agreement and Declaration of Trust shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



The By-Laws provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust), by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that the person did not meet the requisite standard of conduct set forth above. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, shall create a rebuttable presumption that the person did not meet the requisite standard of conduct set forth above.

The By-Laws further provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The By-Laws provide no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of an officer's or Trustee's office with the Trust. Further no indemnification shall be made:

(a) In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

(b) In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

(c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required approval as set forth below is obtained.

The By-Laws provide to the extent that an officer or Trustee has been successful, on the merits or otherwise, in the defense of any proceeding as set forth above before a court or other body before whom a proceeding was brought, the officer or Trustee shall be indemnified against expenses actually and reasonably incurred by the officer or Trustee in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the officer or Trustee was not liable by reason of the disabling conduct also as set forth above.

Except as provided for in the preceding paragraph, the By-Laws provide that any indemnification provided therein shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the officer or Trustee is proper in the circumstances because the officer or Trustee has met the applicable standard of conduct as set forth above and is not prohibited from indemnification because of the disabling conduct also as set forth above, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940);

(b)  A written opinion by an independent legal counsel; or

(c) The shareholders; however, shares held by an officer or Trustee who is a party to the proceeding may not be voted on the subject matter.

The By-Laws permit expenses incurred in defending any proceeding as set forth above to be advanced by the Trust before the final disposition of the proceeding if (a) receipt of a written affirmation by the officer or Trustee of his good faith belief that he has met the standard of conduct necessary for indemnification as set forth therein and a written undertaking by or on behalf of the officer or Trustee, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he has not me those requirements, and (b) a determination would not preclude indemnification as set forth therein. Determinations and authorizations of payments must be made in the manner specified above for determining that the indemnification is permissible.

No indemnification or advance is permitted under the By-Laws, with limited exceptions as set forth therein, in any circumstances where it appears:

(a) That it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

The Trustees and officers of the Trust are entitled and empowered under the Agreement and Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Trust, whether or not a Fund would have the power to indemnify him against such liability under the Agreement and Declaration of Trust or By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, the officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.


Item 26.  Business And Other Connections Of Advisor

Timothy Partners, Ltd. ("TPL") serves as investment advisor of the Trust. The following persons serving as directors or officers of TPL have held the following positions with TPL for the past two years.

------------------------------------------------------------------------------------------
                               Positions and Offices with     Positions and Offices with
Name and Business Address        Timothy Partners, Ltd.             the Registrant
------------------------------------------------------------------------------------------
Arthur D. Ally                President of Covenant Funds,   President and Trustee
1304 West Fairbanks Ave.      Inc., Managing General
Winter Park Florida  32789    Partner of Timothy Partners,
                              Ltd., and Individual General
                              Partner of Timothy Partners,
                              Ltd.
------------------------------------------------------------------------------------------

Covenant Financial Management, Inc. is a marketing/consulting firm owned by Arthur Ally that renders consulting advice to TPL with regard to marketing plans to be employed to target potential investor groups that might be interested in investing in the Trust because of its investment objectives and criteria.

Item 27.  Principal Underwriter

(a) Timothy Partners, Ltd. is the principal underwriter for the Registrant's securities and currently acts as underwriter for the Registrant only.

(b) The table below sets forth certain information as to the Underwriter's directors, officers and control persons:

------------------------------------------------------------------------------------------
                               Positions and Offices with     Positions and Offices with
Name and Business Address           the Underwriter.                the Registrant
------------------------------------------------------------------------------------------
Arthur D. Ally                President of Covenant Funds,   President and Trustee
1304 West Fairbanks Ave.      Inc., Managing General
Winter Park Florida  32789    Partner of Timothy Partners,
                              Ltd., and Individual General
                              Partner of Timothy Partners,
                              Ltd.
------------------------------------------------------------------------------------------

(c)  Not applicable.

Item 28.  Location Of Accounts And Records

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, is maintained by the Registrant at 1304 West Fairbanks Avenue, Winter Park, Florida 32789, except for those maintained by the Registrant's custodian, Firstar Bank, N.A., 425 Vine Street, Cincinnati, Ohio, 45202, and the Registrant's administrator, transfer, redemption and dividend disbursing agent and accounting services agent, Unified Financial Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

None

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Cincinnati, Ohio, on the 15th day of August, 2001.

                              THE TIMOTHY PLAN

                              By:  /s/ Donald S. Mendelsohn
                                 ------------------------------
                                 Donald S. Mendelsohn
                                 Attorney-In-Fact


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.


                              By:  /s/ Donald S. Mendelsohn
                                 ------------------------------
                                 *Donald S. Mendelsohn
                                  Attorney-In-Fact

                                August 15, 2001

Arthur D. Ally*                         Matthew D. Staver*
President, Treasurer and Trustee        Trustee

Joseph E. Boatwright*
Secretary and Trustee

Wesley W. Pennington*                   Mark A. Minnella*
Trustee                                 Trustee


--------------------------------
W.T. Fyler
Trustee


--------------------------------
Jock M. Sneddon
Trustee


--------------------------------
Randy R. Brunson
Trustee


--------------------------------
Charles E. Nelson
Trustee

                                 EXHIBIT INDEX
                                 -------------

1.  Consent of Counsel....................................  EX-99.23.i.ii
2.  Consent of Accountants................................   EX-99.23.j.i